UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 10, 2008

                     CHINA HOUSING & LAND DEVELOPMENT, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                   000-51429                 20-1334845
             ------                   ---------                 ----------
 State or Other Jurisdiction of       Commission          I.R.S. Identification
          Incorporation              File Number                   Number


                         6 Youyi Dong Lu, Han Yuan 4 Lou
                             Xi'An, Shaanxi Province
                                  China 710054
                                  ------------
               (Address of principal executive offices) (zip code)

                                 86-029-82582632
                                 ---------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02 Departure of Directors or Principal Officers: Election of
          Directors: Appointment of Principal Officers.

     China Housing & Land Development, Inc., (NASDAQ: CHLN) today announced it has accepted the resignation of Mr. Edward Meng as a director of the company for personal reasons. Mr. Meng had served as an independent director and chair of the company's audit committee since October 10, 2007.

     Mr. Meng has no disagreement with the Company on its accounting or financial reporting.


Item 9.01.   Financial Statements and Exhibits

       (d)   The following exhibits are filed with this report:

       Exhibit     Description
       Number

         99.1      Press Release dated October 10, 2008



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      CHINA HOUSING & LAND DEVELOPMENT INC.


Dated: October 10, 2008                 By:  /s/ Lu Pingi
                                        -------------------------------
                                        Name:   Lu Pingji
                                        Title:  Chief Executive Officer


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